Exhibit 31.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                  PURSUANT TO SECTION 302 OF SARBANES-OXLEY ACT

I, C. Steven Guenthner, certify that:

1. I have reviewed this Amendment No. 1 to the annual report on Form 10-K of Almost Family, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

     Date:   April 30, 2007

BY  /s/ C. Steven Guenthner
        --------------------
        C. Steven Guenthner
        Senior Vice President & Chief Financial Officer